Exhibit 99.23

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oceanview Asset Selector, LLC
4425 Ponce De Leon Boulevard
Coral Gables, Florida 33146

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in conjunction with the proposed offering of Oceanview Mortgage Trust 2021-3, Mortgage Pass-Through Certificates, Series 2021-3. Oceanview Asset Selector, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Data File. Additionally, Wells Fargo Securities, LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 23, 2021, representatives of the Company provided us with a mortgage loan listing with respect to 387 mortgage loans (the “Mortgage Loan Listing”). At the Company’s instruction, we randomly selected 193 mortgage loans from the Mortgage Loan Listing (the “Sample Loans”).

On June 25, 2021, representatives of the Company provided us with a computer-generated mortgage loan data file and related record layout containing data with respect to each of the 387 mortgage loans set forth on the Mortgage Loan Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to certain mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Data File as indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.	Loan number (for identification purposes only)	11.	Interest only term
2.	Original principal balance	12.	Occupancy status
3.	Initial interest rate	13.	Property type
4.	Monthly principal and interest payment	14.	Appraised value
5.	First payment date	15.	Sales price (if applicable)
6.	Maturity date	16.	Loan purpose
7.	Original term to maturity	17.	Junior lien balance (if applicable)
8.	State	18.	Original loan-to-value ratio
9.	Zip code	19.	Combined loan-to-value ratio
10.	Prepayment penalty term	20.	HELOC combined loan-to-value ratio

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristic 10. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 11. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristic 12. to the Residential Loan Application (the “Application”); Characteristics 13. and 14. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristics 15. and 16., for those Sample Loans for which the loan purpose set forth on the Statistical Data File indicated a “first time home purchase,” “other-than-first-time home purchase” or “construction to permanent,” to the corresponding information set forth on or derived from the Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); and Characteristic 17. to the Junior Lien Note, Subordination Agreement, Settlement Statement, Title, Request for Verification of Rent or Mortgage Account or Underwriting Summary (collectively, the “Junior Lien Summary”).

Further, with respect to Characteristic 16., for those Sample Loans that did not indicate a sales price on the Settlement Statement, we recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose was (a) a “Cash Out: Other/Multi- purpose/Unknown Purpose,” if (i) the Amount to the Borrower was greater than 1% of the original principal balance (as set forth on the Note); (ii) the Settlement Statement indicated a payoff of any loans not secured by the subject property; (iii) the Settlement Statement indicated a payoff of a second mortgage with an origination date less than 12 months from the origination date (as set forth on the Note) and was not a “purchase money second;” or (iv) the Settlement Statement indicated a payoff of a home equity line of credit with draws exceeding $2,000 (as set forth on the “Credit Report”) within 12 months of the origination date (as set forth on the Note) and (b) a “Rate/Term Refinance - Borrower Initiated” to the extent that the above criteria was not met.

With respect to Characteristic 18., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (i) the appraised value (as described below) and (ii) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), the appraised value (as described below).

With respect to Characteristic 19., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the junior lien balance, if any (as set forth on the Junior Lien Summary) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (x) the appraised value (as described below) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), the appraised value (as described below).

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With respect to Characteristic 20., we recomputed the HELOC combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the total “HELOC line amount,” if any (as set forth on the Junior Lien Summary), by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (x) the appraised value (as described below) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), the appraised value (as described below).

At your instruction, for purposes of each of the comparisons described above:

●	with respect to Characteristic 4., differences of $0.01 or less are deemed to be “in agreement;”

●	with respect to Characteristic 13., a property type indicated on the Statistical Data File as “dPUD (PUD with “de minimus” monthly HOA dues)” or “PUD (only for use with Single-Family Detached Homes with PUD riders)” and “PUD” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

●	with respect to our comparison of Characteristics 13. and 14. and for the recalculations of Characteristics 18. through 20., for those Sample Loans for which the Company provided us with more than one Appraisal Report, each noting an appraisal date less than 120 days from the origination date (as set forth on the Note), we were instructed to use the Appraisal Report with the lowest appraised value;

●	with respect to Characteristic 16., a loan purpose indicated on the Statistical Data File as “first time home purchase” or “other-than-first-time home purchase” and “purchase” (as derived from the Settlement Statement) are deemed to be “in agreement;”

●	with respect to our calculation of Characteristics 18. through 20., for those Sample Loans (i) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the disbursement date (as set forth on the Settlement Statement) and (ii) with a loan purpose of “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi- purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the sum of (x) the prior sales price (as set forth on the Appraisal Report) and (y) any applicable improvements (as set forth on the “Invoice” or the Appraisal Report);

●	with respect to Characteristic 18., differences of 0.01% or less are deemed to be “in agreement,” except to the extent that the Statistical Data File indicated an original loan-to-value ratio less than or equal to 80.00% and our recomputed original loan-to-value ratio was greater than 80.00%;

●	with respect to Characteristic 19., differences of 0.01% or less are deemed to be “in agreement,” except to the extent that the Statistical Data File indicated a combined loan-to-value ratio less than or equal to 100.00% and our recomputed combined loan-to-value ratio was greater than 100.00%; and

●	with respect to Characteristic 20., differences of 0.01% or less are deemed to be “in agreement,” except to the extent that the Statistical Data File indicated a HELOC combined loan-to-value ratio less than or equal to 100.00% and our recomputed HELOC combined loan-to-value ratio was greater than 100.00%.

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The mortgage loan documents described above and any other related documents, including any information obtained from the servicing system, used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances occurring subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

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This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 30, 2021

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Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Four differences in property type.
2	One difference in appraised value.
3	Three differences in junior lien balance.
4	One difference in combined loan-to-value ratio.
5	Three differences in HELOC combined loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2021 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Loan Documents

1	51167803	Property type	Single Family Detached (non-PUD)	1 Family Attached
1	51176494	Property type	Single Family Detached (non-PUD)	1 Family Attached
1	51222255	Property type	Single Family Detached (non-PUD)	PUD
1	51222275	Property type	Single Family Detached (non-PUD)	1 Family Attached
2	51222510	Appraised value	[REDACTED]	[REDACTED]
3	51187306	Junior lien balance	[REDACTED]	[REDACTED]
3	51205263	Junior lien balance	[REDACTED]	[REDACTED]
3	51222341	Junior lien balance	[REDACTED]	[REDACTED]
4	51222341	Combined loan-to-value ratio	71.73%	71.76%
5	51172636	HELOC combined loan-to-value ratio	61.24%	57.36%
5	51195412	HELOC combined loan-to-value ratio	83.48%	79.61%
5	51222341	HELOC combined loan-to-value ratio	71.73%	71.96%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.